UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): March 30, 2007

Maxus Realty Trust, Inc.
(Exact name of registrant as specified on its charter)

MISSOURI	00-13457	48-1339136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Armour Road
North Kansas City, Missouri 64116
(Address of principal executive offices) (Zip Code)

(816) 303-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-r(c)

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 30, 2007, the audit committee of Maxus Realty Trust, Inc. (the “Trust”), dismissed KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm. The Trust dismissed KPMG due to the Trust’s receipt of notice from KPMG that its fees would increase from $68,400 in 2006 to $120,000 for 2007, which is beyond what the Trust believed to be reasonable.

The reports of KPMG on the Trust’s financial statements for the years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Trust’s financial statements for each of the two fiscal years ended December 31, 2006 and December 31, 2005 and through March 30, 2007, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

In addition, no reportable items described in Item 304(a)(1)(iv)(B) occurred during these periods, except in connection with its audit of the Trust’s financial statements for the year ended December 31, 2006, KPMG advised the audit committee of the Trust by letter dated March 19, 2007, that a material weakness in internal controls exists related to the financial reporting process, which the Trust intends to address within parameters that the Trust determines are cost-effective.

The Trust provided the disclosure contained in this current report on Form 8-K to KPMG and asked KPMG to furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Trust herein and, if not, stating the respects in which it does not agree. A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.

On April 3, 2007, the Trust engaged Moore Stephens Frost as the principal accountant to review the Trust’s financial statements for the quarter ended March 31, 2007 and to audit the Trust’s financial statements for the fiscal year ending December 31, 2007. During the two previous years and any subsequent period, the Trust did not consult Moore Stephens Frost regarding any of the items detailed in Regulation S-B Item 304(a)(2), except it has engaged Moore Stephens Frost to assist with providing audited financial information related to the operations of West OKC HighlandPointe Associates, LLC in connection with the Trust’s acquisition of Highland Pointe Apartments on January 11, 2007. The Trust provided the disclosure contained in this current report on Form 8-K to Moore Stephens Frost and provided it the opportunity to furnish a letter addressed to the Commission stating any new information, clarification of the Trust’s expression of its views, or the respects in which it disagrees with the statements made in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from KPMG to the Commission, dated April 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXUS REALTY TRUST, INC.

Date: April 5, 2007

By:	/s/ David L. Johnson
David L. Johnson
Chairman of the Board,
President and
Chief Executive Officer